UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 22, 2021

Date of report (date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3753 Howard Hughes Parkway, Ste 200-849, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

(800) 292-3909

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Omnibus Equity Incentive Plan

On December 22, 2021, the Board of Directors of MusclePharm Corp. (the “Corporation”) adopted the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) and the issuance of an option to purchase 1,811,000 shares of common stock of the Company, exercisable at a price of $0.40, to Sabina Rizvi, the President and Chief Financial Officer of the Company pursuant to the 2021 Plan. The option shall vest and become exercisable with respect to the remaining (50%) of the shares subject to the option in five (5) equal monthly installments commencing on December 4, 2021 and becoming fully vested on April 4, 2022. Ms. Rizvi’s acceptance of the option and the option granted thereunder waived any right to receive a two percent (2%) transaction bonus upon a sale of the Company pursuant to that certain offer letter by and between the Company and Ms. Rizvi dated April 1, 2021.

In addition, on December 22, 2021, stockholders holding more than 51% of the voting power of the Company consented in writing to approve and adopt the 2021 Plan. 10,000,000 shares of the Corporation’s common stock will be reserved under the 2021 Plan. The 2021 Plan is intended to be used to attract and retain qualified personnel, directors and consultants and align their interests with those of the Corporation’s stockholders, by providing for the issuance of equity incentive awards, such as options, restricted stock and stock appreciation rights. It is anticipated that the 2021 Plan will be administered by our Board of Directors, or if our Board of Directors does not administer the 2021 Plan, a committee or subcommittee of our Board of Directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

	By:	/s/ Ryan Drexler
	Name:	Ryan Drexler
	Title:	Chief Executive Officer

Date: December 29, 2021